SUPPLEMENT DATED AUGUST 4, 2003
                                       TO
                       THE PROSPECTUS DATED JULY 29, 2003

                                Buffalo Funds(R)

                          Buffalo Small Cap Fund, Inc.


Effective August 4, 2003, the Buffalo Small Cap Fund, Inc. (the "Fund") will be closed to all new purchases through broker dealers. Only existing account holders and retail purchasers will be able to make new purchases in the Fund after that date. In addition, transfers from a retail account to a brokerage account will not be accepted until 180 days after the original purchase date. The investment manager believes that closing the Fund to these distribution channels is the best way to ensure the Fund can be effectively managed to its objective of long-term growth of capital through the purchase of companies with market capitalizations of $2 billion or less at time of purchase.








               Please retain this Supplement with your Prospectus.